CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                                                           Settlement Date             3/31/2005
                                                                                           Determination Date          4/12/2005
                                                                                           Distribution Date           4/15/2005

I.      All Payments on the Contracts                                                                               1,061,385.16
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                           144,938.25
III.    Repurchased Contracts                                                                                               0.00
IV.     Investment Earnings on Collection Account                                                                           3.17
V.      Servicer Monthly Advances                                                                                      14,386.74
VI.     Distribution from the Reserve Account                                                                         182,176.46
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               554.71
VIII.   Transfers to the Pay-Ahead Account                                                                               (672.78)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                           (3.17)
          (b)  To Sellers with respect to the Pay-Ahead Account                                                            (6.53)
X.      Deposits in error                                                                                                   0.00
Total available amount in Collection Account                                                                       $1,402,762.01
                                                                                                                   =============

DISTRIBUTION AMOUNTS                                                      Cost per $1000
--------------------                                                      --------------

1.    (a)  Class A-1 Note Interest Distribution                                                          0.00
      (b)  Class A-1 Note Principal Distribution                                                         0.00
           Aggregate Class A-1 Note Distribution                            0.00000000                                      0.00

2.    (a)  Class A-2 Note Interest Distribution                                                          0.00
      (b)  Class A-2 Note Principal Distribution                                                         0.00
           Aggregate Class A-2 Note Distribution                            0.00000000                                      0.00

3.    (a)  Class A-3 Note Interest Distribution                                                          0.00
      (b)  Class A-3 Note Principal Distribution                                                         0.00
           Aggregate Class A-3 Note Distribution                            0.00000000                                      0.00

4.    (a)  Class A-4 Note Interest Distribution                                                          0.00
      (b)  Class A-4 Note Principal Distribution                                                         0.00
           Aggregate Class A-4 Note Distribution                            0.00000000                                      0.00

5.    (a)  Class A-5 Note Interest Distribution                                                          0.00
      (b)  Class A-5 Note Principal Distribution                                                         0.00
           Aggregate Class A-5 Note Distribution                            0.00000000                                      0.00

6.    (a)  Class A-6 Note Interest Distribution                                                          0.00
      (b)  Class A-6 Note Principal Distribution                                                         0.00
           Aggregate Class A-6 Note Distribution                            0.00000000                                      0.00

7.    (a)  Class B Note Interest Distribution                                                            0.00
      (b)  Class B Note Principal Distribution                                                           0.00
           Aggregate Class B Note Distribution                              0.00000000                                      0.00

8.    (a)  Class C Note Interest Distribution                                                       75,126.33
      (b)  Class C Note Principal Distribution                                                   1,311,426.93
           Aggregate Class C Note Distribution                             80.09189679                              1,386,553.26

9.    Servicer Payment
      (a)  Servicing Fee                                                                             5,483.67
      (b)  Reimbursement of prior Monthly Advances                                                  10,725.08
             Total Servicer Payment                                                                                    16,208.75

10.  Deposits to the Reserve Account                                                                                        0.00

Total Distribution Amount from Collection Account                                                                  $1,402,762.01
                                                                                                                   =============

Reserve Account distributions to Sellers

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                    0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                         0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                               0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                    0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank)                                          0.00
                                                                                                                   =============

Payahead Account distributions to Sellers

      (a)  Distribution from the Payahead Account to the Sellers(Chase USA)                              3.30
      (b)  Distribution from the Payahead Account to the Sellers(Chase Manhattan Bank)                   3.23
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank)                                          6.53
                                                                                                                   =============


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

            INTEREST
---------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @ 5.845%                                                                  0.00
        (b) Class A-2 Notes    @ 6.028%                                                                  0.00
        (c) Class A-3 Notes    @ 6.140%                                                                  0.00
        (d) Class A-4 Notes    @ 6.250%                                                                  0.00
        (e) Class A-5 Notes    @ 6.420%                                                                  0.00
        (f) Class A-6 Notes    @ 6.500%                                                                  0.00
                     Aggregate Interest on Class A Notes                                                                    0.00
        (g) Class B Notes @      6.680%                                                                                     0.00
        (h) Class C Notes @      6.850%                                                                                75,126.33

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                              0.00
        (b) Class A-2 Notes                                                                              0.00
        (c) Class A-3 Notes                                                                              0.00
        (d) Class A-4 Notes                                                                              0.00
        (e) Class A-5 Notes                                                                              0.00
        (f) Class A-6 Notes                                                                              0.00
        (g) Class B Notes                                                                                0.00
        (h) Class C Notes                                                                                0.00

3.   Total Distribution of Interest                                       Cost per $1000
                                                                          --------------
        (a) Class A-1 Notes                                                 0.00000000                   0.00
        (b) Class A-2 Notes                                                 0.00000000                   0.00
        (c) Class A-3 Notes                                                 0.00000000                   0.00
        (d) Class A-4 Notes                                                 0.00000000                   0.00
        (e) Class A-5 Notes                                                 0.00000000                   0.00
        (f) Class A-6 Notes                                                 0.00000000                   0.00
                     Total Aggregate Interest on Class A Notes                                                              0.00
        (g) Class B Notes                                                   0.00000000                                      0.00
        (h) Class C Notes                                                   4.33954500                                 75,126.33

           PRINCIPAL
---------------------------------

                                                                        No. of Contracts
                                                                        ----------------
1.   Amount of Stated Principal Collected                                                          219,030.41
2.   Amount of Principal Prepayment Collected                                   24                 755,855.46
3.   Amount of Liquidated Contract                                              3                  336,541.06
4.   Amount of Repurchased Contract                                             0                        0.00

       Total Formula Principal Distribution Amount                                                                  1,311,426.93

5.   Principal Balance before giving effect to Principal Distribution                         Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                    0.0000000                    0.00
        (b) Class A-2 Notes                                                                    0.0000000                    0.00
        (c) Class A-3 Notes                                                                    0.0000000                    0.00
        (d) Class A-4 Notes                                                                    0.0000000                    0.00
        (e) Class A-5 Notes                                                                    0.0000000                    0.00
        (f) Class A-6 Notes                                                                    0.0000000                    0.00
        (g) Class B Notes                                                                      0.0000000                    0.00
        (h) Class C Notes                                                                      0.7602122           13,160,816.61

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                 0.00
        (b) Class A-2 Notes                                                                                                 0.00
        (c) Class A-3 Notes                                                                                                 0.00
        (d) Class A-4 Notes                                                                                                 0.00
        (e) Class A-5 Notes                                                                                                 0.00
        (f) Class A-6 Notes                                                                                                 0.00
        (g) Class B Notes                                                                                                   0.00
        (h) Class C Notes                                                                                                   0.00

7.   Principal Distribution                                               Cost per $1000
                                                                          --------------
        (a) Class A-1 Notes                                                 0.00000000                                      0.00
        (b) Class A-2 Notes                                                 0.00000000                                      0.00
        (c) Class A-3 Notes                                                 0.00000000                                      0.00
        (d) Class A-4 Notes                                                 0.00000000                                      0.00
        (e) Class A-5 Notes                                                 0.00000000                                      0.00
        (f) Class A-6 Notes                                                 0.00000000                                      0.00
        (g) Class B Notes                                                   0.00000000                                      0.00
        (h) Class C Notes                                                  75.75235179                              1,311,426.93

8.   Principal Balance after giving effect to Principal Distribution                          Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                    0.0000000                    0.00
        (b) Class A-2 Notes                                                                    0.0000000                    0.00
        (c) Class A-3 Notes                                                                    0.0000000                    0.00
        (d) Class A-4 Notes                                                                    0.0000000                    0.00
        (e) Class A-5 Notes                                                                    0.0000000                    0.00
        (f) Class A-6 Notes                                                                    0.0000000                    0.00
        (g) Class B Notes                                                                      0.0000000                    0.00
        (h) Class C Notes                                                                      0.6844599           11,849,389.68


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

           POOL DATA
---------------------------------
                                                                                               Aggregate
                                                                         No. of Contracts  Principal Balance
                                                                         ----------------  -----------------
1.   Pool Stated Principal Balance as of  3/31/2005                            432           11,849,389.68

2.   Delinquency Information                                                                                     % Delinquent
                                                                                                                 ------------
              (a) 31-59 Days                                                    3                  520,298.96       4.391%
              (b) 60-89 Days                                                    1                   10,966.27       0.093%
              (c) 90-119 Days                                                   2                   59,220.32       0.500%
              (d) 120 Days +                                                    0                        0.00       0.000%

3.   Contracts Repossessed during the Due Period                                0                        0.00

4.   Current Repossession Inventory                                             0                        0.00

5.   Aggregate Net Losses for the preceding Collection Period
      (a)  Aggregate Principal Balance of Liquidated Receivables                3                  336,541.06
      (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  144,938.25
                                                                                           -------------------
      Total Aggregate Net Losses for the preceding Collection Period                                                  191,602.81

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    154,893.01

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)         638                                  5,560,233.04

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                           8.761%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                             93.419

       TRIGGER ANALYSIS
---------------------------------

1.    (a)  Average 60+ Delinquency Percentage                  1.621%
      (b)  Delinquency Percentage Trigger in effect ?                            NO

2.    (a)  Average Net Loss Ratio                              0.059%
      (b)  Net Loss Ratio Trigger in effect ?                                    NO
      (c)  Net Loss Ratio (using ending Pool Balance)          0.460%

3.    (a)  Servicer Replacement Percentage                     0.711%
      (b)  Servicer Replacement Trigger in effect ?                              NO

         MISCELLANEOUS
---------------------------------

1.   Monthly Servicing Fees                                                                                             5,483.67

2.   Servicer Advances                                                                                                 14,386.74

3.    (a)  Opening Balance of the Reserve Account                                                                   5,325,240.59
      (b)  Deposits to the Reserve Account                                                               0.00
      (c)  Investment Earnings in the Reserve Account                                                9,791.73
      (d)  Distribution from the Reserve Account                                                  (182,176.46)
      (e)  Ending Balance of the Reserve Account                                                                    5,152,855.86

4.   Specified Reserve Account Balance                                                                              5,325,240.59

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                     2,164.37
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                               672.78
      (c)  Investment Earnings in the Pay-Ahead Account                                                  6.53
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                             (554.71)
      (e)  Ending Balance in the Pay-Ahead Account                                                                      2,288.97


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